Exhibit 99.1

(i)           The assets included in the Trust consist primarily of a pool (the “Mortgage Pool”) of approximately 4,948 closed-end, fixed-rate and adjustable-rate sub-prime mortgage loans (the “Mortgage Loans”) having original terms to maturity ranging from approximately 120 months to 360 months and an aggregate principal balance as of December 1, 2005 (the “Cut-off Date”) of approximately $930,458,270.49.

(ii)          The Mortgage Pool is divided into two loan groups (“Loan Group 1” and “Loan Group 2,” respectively, and each, a “Loan Group”). The Mortgage Loans in Loan Group 1 consist only of those Mortgage Loans with original principal balances that conform to Fannie Mae and Freddie Mac guidelines (the “Group 1 Mortgage Loans”) and the Mortgage Loans in Loan Group 2 consist of all other Mortgage Loans, which may or may not have original principal balances that conform to Fannie Mae and Freddie Mac guidelines (the “Group 2 Mortgage Loans”). In addition, certain of the conforming balance Mortgage Loans included in Loan Group 2 might otherwise have been included in Loan Group 1, but were excluded from Loan Group 1 because they did not meet Fannie Mae or Freddie Mac criteria (including published guidelines) for factors other than principal balance. As of the Cut-off Date, the Mortgage Loans in Loan Group 1 (the “Group 1 Mortgage Loans”) consist of 809 Fixed-Rate Mortgage Loans with an aggregate principal balance of approximately $54,644,996.93 and approximately 1,193 Adjustable-Rate Mortgage Loans with an aggregate principal balance of approximately $223,887,894.46. As of the Cut-off Date, the Mortgage Loans in Loan Group 2 (the “Group 2 Mortgage Loans”) consist of approximately 1,167 Fixed-Rate Mortgage Loans with an aggregate principal balance of approximately $122,896,180.85 and approximately 1,779 Adjustable-Rate Mortgage Loans with an aggregate principal balance of approximately $529,029,198.25.

(iii)         The Mortgage Pool consists of fixed-rate Mortgage-Loans (the “Fixed-Rate Mortgage Loans”) and adjustable-rate Mortgage Loans (the “Adjustable-Rate Mortgage Loans”). All of the Adjustable-Rate Mortgage Loans have a fixed mortgage interest rate for six months, two years, three years or five years. The Fixed-Rate Mortgage Loans consist of approximately 1,976 Mortgage Loans with an aggregate principal balance of approximately $177,541,177.78 as of the Cut-off Date. The Adjustable-Rate Mortgage Loans consist of approximately 2,972 Mortgage Loans with an aggregate principal balance of approximately $752,917,092.71 as of the Cut-off Date.

(iv)         Approximately 23.71% of the Mortgage Loans will provide for interest only Monthly Payments for the first 60 months and approximately 1.15% of the Mortgage Loans will provide for interest only Monthly Payments for the first 120 months of the term of such Mortgage Loans (each, an “Interest Only Mortgage Loan”). The Monthly Payment with respect to such Interest Only Mortgage Loans will include accrued interest and principal on such Mortgage Loans beginning in the 61st or 121st month of the term of such Mortgage Loans, as the case may be. As a result of this payment structure, Monthly Payments beginning in the 61st or 121st month of the term of such Mortgage Loans may be significantly larger than the first 60 or 120 Monthly Payments required under the related Mortgage Notes.

(v)          Approximately 31.65% of the Mortgage Loans will not fully amortize by their respective maturity dates (each, a “Balloon Loan”). The Monthly Payment for each Balloon Loan is based on an amortization schedule ranging from 360 months to 480 months, except for the final payment (the “Balloon Payment”) which is due and payable on either the 180th month or the 360th month following origination of such Mortgage Loan, depending on the terms of the related mortgage note. The amount of the Balloon Payment on each Balloon Mortgage Loan is substantially in excess of the amount of the scheduled Monthly Payment for such Balloon Loan.

Group 1 Mortgage Loan Statistics

(vi)         The following statistical information, unless otherwise specified, is based upon the aggregate Principal Balance of the Group 1 Mortgage Loans as of the Cut-off Date.

(vii)        Approximately 64.45% of the Group 1 Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments.

(viii)       Each Group 1 Mortgage Loan accrues interest at a per annum rate (the “Mortgage Interest Rate”) of not less than approximately 4.875% per annum and not more than approximately 12.875% per annum and as of the Cut-off Date the weighted average Mortgage Interest Rate of the Group 1 Mortgage Loans was approximately 7.096% per annum.

(ix)         The weighted average remaining term to maturity of the Group 1 Mortgage Loans will be approximately 338 months as of the Cut-off Date. None of the Group 1 Mortgage Loans had a first Due Date prior to December 1, 2004 or after August 1, 2005 or will have a remaining term to maturity of less than approximately 170 months or greater than approximately 355 months as of the Cut-off Date. The latest maturity date of any Group 1 Mortgage Loan is July 1, 2035.

(x)          The average Principal Balance of the Group 1 Mortgage Loans at origination was approximately $139,704.60. No Group 1 Mortgage Loan had a Cut-off Date Principal Balance of lesser than approximately $13,870.13 or greater than approximately $652,500.00. The average Cut-off Date Principal Balance of the Group 1 Mortgage Loans was approximately $139,127.32.

(xi)         All of the Group 1 Adjustable-Rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Interest Rate thereon and for corresponding adjustments to the Monthly Payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an “Adjustment Date”). On each Adjustment Date for each Group 1 Adjustable-Rate Mortgage Loan, the Mortgage Interest Rate thereon will be adjusted to equal the sum of Six-Month LIBOR (the “Index”) and a fixed percentage amount (the “Gross Margin”). As of the Cut-off Date, the Group 1 Adjustable-Rate Mortgage Loans had Gross Margins ranging from approximately 3.388% to approximately 9.250%, with a weighted average Gross Margin of approximately 6.378%. The Mortgage Interest Rate on each such Group 1 Adjustable-Rate Mortgage Loan will not increase or decrease by more than approximately 1.000% to approximately 5.000% per annum on the first related Adjustment Date (the “Initial Periodic Rate Cap”) and from approximately 0.500% to approximately 2.000% per annum on any Adjustment Date thereafter (the “Periodic Rate Cap”). The Group 1 Adjustable-Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.986% per annum and a weighted average Periodic Rate Cap of approximately 1.001% per annum thereafter. Each Mortgage Interest Rate on each such Group 1 Adjustable-Rate Mortgage Loan will not exceed a specified maximum Mortgage Interest Rate over the life of such Mortgage Loan (the “Maximum Mortgage Interest Rate”) or be less than a specified minimum Mortgage Interest Rate over the life of such Mortgage Loan (the “Minimum Mortgage Interest Rate”). Generally, the Minimum Mortgage Interest Rate for an Group 1 Mortgage Loan will be such Mortgage Loan’s Mortgage Interest Rate. As of the Cut-off Date, the Group 1 Adjustable-Rate Mortgage Loans had Maximum Mortgage Interest Rates ranging from approximately 11.375% per annum to approximately 17.050% per annum and Minimum Mortgage Interest Rates ranging from approximately 4.875% per annum to approximately 10.550% per annum. As of the Cut-off Date, for the Group 1 Adjustable-Rate Mortgage Loans, the weighted average Minimum Mortgage Interest Rate was approximately 6.816% per annum and the weighted average Maximum Mortgage Interest Rate was approximately 13.312% per annum.

(xii)        Effective with the first Monthly Payment due on each Group 1 Adjustable-Rate Mortgage Loan after each related Adjustment Date, the Monthly Payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Interest Rate as so adjusted. The latest next Adjustment Date following the Cut-off Date on any Group 1 Adjustable-Rate Mortgage Loan is scheduled to occur in June 1, 2010 and the weighted average number of months to the next Adjustment Date following the Cut-off Date for all of the Group 1 Adjustable-Rate Mortgage Loans is approximately 20 months. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Interest Rates, the Mortgage Interest Rate on each such Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin

(xiii)       None of the Group 1 Adjustable-Rate Mortgage Loans have Mortgage Interest Rates that may be converted to fixed Mortgage Interest Rates at the option of the related mortgagor. None of the Group 1 Mortgage Loans provide for negative amortization. Approximately 20.73% of the Group 1 Mortgage Loans are Interest Only Mortgage Loans.

(xiv)       Approximately 26.62% of the Group 1 Mortgage Loans are Balloon Loans. The Monthly Payment for each Group 1 Balloon Loan is based on an amortization schedule ranging from 360 months to 480 months, except for the Balloon Payment which is due and payable between the 180th month and the 360th month following origination of such Group 1 Balloon Loan, depending on the terms of the related mortgage note. With respect to the majority of the Group 1 Balloon Loans, the Monthly Payments for such Group 1 Balloon Loans amortize over 360 months, but the Balloon Payment is due in the 180th month following origination. The amount of the Balloon Payment on each Group 1 Balloon Loan is substantially in excess of the amount of the scheduled Monthly Payment for such Group 1 Balloon Loan.

(xv)        Approximately 8.06% of the Group 1 Mortgage Loans are secured by a second Mortgage that is junior to a first mortgage lien on the related Mortgaged Property, and approximately 91.94% of the Group 1 Mortgage Loans are secured by a first lien on the related Mortgaged Property.

Group 2 Mortgage Loan Statistics

(xvi)       The following statistical information, unless otherwise specified, is based upon the aggregate Principal Balance of the Group 2 Mortgage Loans as of the Cut-off Date.

(xvii)      Approximately 70.91% of the Group 2 Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments.

(xviii)    The weighted average remaining term to maturity of the Group 2 Mortgage Loans will be approximately 333 months as of the Cut-off Date. None of the Group 2 Mortgage Loans had a first Due Date prior to December 1, 2004 or after August 1, 2005 or will have a remaining term to maturity of less than 113 months or greater than 355 months as of the Cut-off Date. The latest maturity date of any Group 2 Mortgage Loan is July 1, 2035.

(xix)       The average Principal Balance of the Group 2 Mortgage Loans at origination was approximately $222,121.57. No Group 2 Mortgage Loan had a Cut-off Date Principal Balance of lesser than approximately $14,802.07 or greater than approximately $999,999.00. The average Cut-off Date Principal Balance of the Group 2 Mortgage Loans was approximately $221,291.71.

(xx)        The Group 2 Mortgage Loans had Mortgage Interest Rates as of the Cut-off Date of not less than approximately 4.250% per annum and not more than approximately 12.500% per annum and the weighted average Mortgage Interest Rate was approximately 7.049% per annum.

(xxi)       All of the Group 2 Adjustable-Rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Interest Rate thereon and for corresponding adjustments to the Monthly Payment amount due thereon, in each case on each Adjustment Date applicable thereto. On each Adjustment Date for each

Group 2 Adjustable-Rate Mortgage Loan, the Mortgage Interest Rate thereon will be adjusted to equal the sum of the Six Month LIBOR and a Gross Margin. Effective with the first Monthly Payment due on each Group 2 Adjustable-Rate Mortgage Loan after each related Adjustment Date, the Monthly Payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Interest Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Interest Rates, the Mortgage Interest Rate on each such Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin.

(xxii)      As of the Cut-off Date, the Group 2 Adjustable-Rate Mortgage Loans had Gross Margins ranging from approximately 3.930% to approximately 8.875% per annum, with a weighted average Gross Margin of approximately 6.284% per annum, Initial Periodic Rate Caps ranging from approximately 1.000% to approximately 5.000% per annum, with a weighted average Initial Periodic Rate Cap of approximately 3.008% per annum, Periodic Rate Caps ranging from approximately 1.000% to approximately 2.000% per annum, with a weighted average Periodic Rate Cap of approximately 1.003% per annum, Minimum Mortgage Interest Rates ranging from approximately 4.250% to approximately 11.125% per annum, with a weighted average Minimum Mortgage Interest Rate of approximately 6.680% per annum, and Maximum Mortgage Interest Rates ranging from approximately 10.750% to approximately 17.625% per annum, with a weighted average Maximum Mortgage Interest Rate of approximately 13.176% per annum. The latest next Adjustment Date following the Cut-off Date on any Group 2 Adjustable-Rate Mortgage Loan is scheduled to occur in June 1, 2010 and the weighted average number of months to the next Adjustment Date following the Cut-off Date for all of the Group 2 Adjustable-Rate Mortgage Loans is 20 months. None of the Group 2 Adjustable-Rate Mortgage Loans have Mortgage Interest Rates that may be converted to fixed Mortgage Interest Rates at the option of the related mortgagor.

(xxiii)    None of the Group 2 Mortgage Loans provide for negative amortization. Approximately 26.63% of the Group 2 Mortgage Loans are Interest Only Mortgage Loans.

(xxiv)     Approximately 33.80% of the Group 2 Mortgage Loans are Balloon Loans. The Monthly Payment for each Group 2 Balloon Loan is based on an amortization schedule ranging from 360 months to 480 months, except for the Balloon Payment which is due and payable between the 180th month and the 360th month following origination of such Group 2 Balloon Loan, depending on the terms of the related mortgage note. With respect to the majority of the Group 2 Balloon Loans, the Monthly Payments for such Group 2 Balloon Loans amortize over 360 months, but the Balloon Payment is due in the 180th month following origination. The amount of the Balloon Payment on each 2 Balloon Loan is substantially in excess of the amount of the scheduled Monthly Payment for such Group 2 Balloon Loan.

(xxv)      Approximately 10.95% of the Group 2 Mortgage Loans are secured by a second Mortgage that is junior to a first mortgage lien on the related Mortgaged Property, and approximately 89.05% of the Group 2 Mortgage Loans are secured by a first lien on the related Mortgaged Property.

Mortgage Loan Statistical Tables

(xxvi)     The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

(xxvi)

                                                                            Cut-off Date Principal Balances of the Mortgage Loans(1)

Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date

Range of Principal Balance	Group 1	Group 2	Total	Group 1	Group 2	Total	Group 1	Group 2	Total
$0.01 to $50,000.00	499	254	753	$15,365,314.94	$9,205,243.04	$24,570,557.98	5.52%	1.41%	2.64%
$50,000.01 to $100,000.00	378	721	1,099	26,837,406.57	54,081,408.79	80,918,815.36	9.64	8.30	8.70
$100,000.01 to $150,000.00	299	404	703	37,244,456.19	49,676,847.22	86,921,303.41	13.37	7.62	9.34
$150,000.01 to $200,000.00	270	277	547	47,702,989.05	48,638,752.07	96,341,741.12	17.13	7.46	10.35
$200,000.01 to $250,000.00	212	220	432	47,352,960.33	49,426,160.00	96,779,120.33	17.00	7.58	10.40
$250,000.01 to $300,000.00	201	227	428	55,535,799.23	62,211,635.28	117,747,434.51	19.94	9.54	12.65
$300,000.01 to $350,000.00	109	172	281	35,201,658.87	56,038,442.99	91,240,101.86	12.64	8.60	9.81
$350,000.01 to $400,000.00	26	200	226	9,482,306.67	75,033,525.58	84,515,832.25	3.40	11.51	9.08
$400,000.01 to $450,000.00	6	128	134	2,580,827.82	54,481,829.63	57,062,657.45	0.93	8.36	6.13
$450,000.01 to $500,000.00	0	106	106	0.00	50,172,961.11	50,172,961.11	0.00	7.70	5.39
$500,000.01 to $550,000.00	0	86	86	0.00	45,170,303.12	45,170,303.12	0.00	6.93	4.85
$550,000.01 to $600,000.00	1	54	55	576,671.72	31,150,990.06	31,727,661.78	0.21	4.78	3.41
$600,000.01 to $650,000.00	0	46	46	0.00	28,812,348.75	28,812,348.75	0.00	4.42	3.10
$650,000.01 to $700,000.00	1	21	22	652,500.00	14,040,439.71	14,692,939.71	0.23	2.15	1.58
$700,000.01 to $750,000.00	0	14	14	0.00	10,180,033.62	10,180,033.62	0.00	1.56	1.09
$750,000.01 to $800,000.00	0	6	6	0.00	4,658,437.95	4,658,437.95	0.00	0.71	0.50
$800,000.01 >=	0	10	10	0.00	8,946,020.18	8,946,020.18	0.00	1.37	0.96
Total:	2,002	2,946	4,948	$278,532,891.39	$651,925,379.10	$930,458,270.49	100.00%	100.00%	100.00%

(1)	The average Cut-off Date Principal Balance of the Group 1 Mortgage Loans was $139,127.32, of the Group 2 Mortgage Loans was $221,291.71, and of all the Mortgage Loans was $188,047.35.

Mortgage Interest Rates of the Mortgage Loans as of the Cut-off Date(1)

Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date

Range of Mortgage Interest Rates	Group 1	Group 2	Total	Group 1	Group 2	Total	Group 1	Group 2	Total
4.001% to 4.500%	0	2	2	$0.00	$1,196,440.87	$1,196,440.87	0.00%	0.18%	0.13%
4.501% to 5.000%	4	11	15	966,251.67	4,769,377.08	5,735,628.75	0.35	0.73	0.62
5.001% to 5.500%	42	62	104	9,804,407.71	23,503,918.52	33,308,326.23	3.52	3.61	3.58
5.501% to 6.000%	177	299	476	38,751,748.96	105,709,982.72	144,461,731.68	13.91	16.22	15.53
6.001% to 6.500%	278	425	703	54,765,582.43	139,361,044.54	194,126,626.97	19.66	21.38	20.86
6.501% to 7.000%	371	503	874	70,219,715.83	147,999,440.17	218,219,156.00	25.21	22.70	23.45
7.001% to 7.500%	201	302	503	34,455,886.33	74,276,118.43	108,732,004.76	12.37	11.39	11.69
7.501% to 8.000%	156	194	350	23,787,163.74	46,584,140.54	70,371,304.28	8.54	7.15	7.56
8.001% to 8.500%	128	196	324	15,370,471.71	29,986,666.14	45,357,137.85	5.52	4.60	4.87
8.501% to 9.000%	105	142	247	7,922,713.38	17,864,303.09	25,787,016.47	2.84	2.74	2.77
9.001% to 9.500%	62	153	215	3,812,136.06	13,440,742.71	17,252,878.77	1.37	2.06	1.85
9.501% to 10.000%	156	268	424	6,318,424.88	19,310,137.21	25,628,562.09	2.27	2.96	2.75
10.001% to 10.500%	92	120	212	4,204,861.77	8,874,440.40	13,079,302.17	1.51	1.36	1.41
10.501% to 11.000%	121	191	312	4,333,214.35	13,882,523.83	18,215,738.18	1.56	2.13	1.96
11.001% to 11.500%	89	59	148	3,070,035.81	3,731,814.33	6,801,850.14	1.10	0.57	0.73
11.501% to 12.000%	12	11	23	450,053.08	862,302.68	1,312,355.76	0.16	0.13	0.14
12.001% to 12.500%	6	8	14	221,139.06	571,985.84	793,124.90	0.08	0.09	0.09
12.501% to 13.000%	2	0	2	79,084.62	0.00	79,084.62	0.03	0.00	0.01
Total:	2,002	2,946	4,948	$278,532,891.39	$651,925,379.10	$930,458,270.49	100.00%	100.00%	100.00%

(1)

As of the Cut-off Date, the weighted average Mortgage Interest Rate was approximately 7.096% per annum for the Group 1 Mortgage Loans, approximately 7.049% per annum for Group 2 Mortgage Loans and approximately 7.063% per annum for all the Mortgage Loans.

Combined Loan-to-Value Ratios of the Mortgage Loans(1)

Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date

Range of Combined Loan-to-Value Ratios	Group 1	Group 2	Total	Group 1	Group 2	Total	Group 1	Group 2	Total
10.01% to 20.00%	2	5	7	$98,839.33	$219,479.72	$318,319.05	0.04%	0.03%	0.03%
20.01% to 30.00%	3	4	7	178,854.54	555,920.21	734,774.75	0.06	0.09	0.08
30.01% to 40.00%	8	6	14	1,096,634.83	916,094.52	2,012,729.35	0.39	0.14	0.22
40.01% to 50.00%	16	13	29	2,901,908.54	2,470,613.35	5,372,521.89	1.04	0.38	0.58
50.01% to 60.00%	32	42	74	6,059,293.79	10,357,352.39	16,416,646.18	2.18	1.59	1.76
60.01% to 70.00%	73	88	161	14,989,338.97	26,571,618.96	41,560,957.93	5.38	4.08	4.47
70.01% to 80.00%	808	1,435	2,243	143,965,679.92	411,213,180.33	555,178,860.25	51.69	63.08	59.67
80.01% to 90.00%	325	339	664	62,817,157.39	100,329,823.95	163,146,981.34	22.55	15.39	17.53
90.01% to 100.00%	735	1,014	1,749	46,425,184.08	99,291,295.67	145,716,479.75	16.67	15.23	15.66
Total:	2,002	2,946	4,948	$278,532,891.39	$651,925,379.10	$930,458,270.49	100.00%	100.00%	100.00%

(1)

As of the Cut-off Date, the weighted average Combined Loan-to-Value Ratio was approximately 82.45% for the Group 1 Mortgage Loans, approximately 82.36% for the Group 2 Mortgage Loans and approximately 82.39% for all the Mortgage Loans.

The “Combined Loan-to-Value Ratio” of a Mortgage Loan generally means the ratio, expressed as a percentage of (i) the sum of (a) the principal amount of the Mortgage Loan at origination plus (b) in the case of a second lien Mortgage Loan, the outstanding amount of the first lien on the related Mortgaged Property at the date of origination of the Mortgage Loan over (ii) the Value of the related Mortgaged Property. “Value” means with respect to any Mortgaged Property, the lesser of: (i) an amount determined by an appraisal done at origination of the Mortgage Loan; provided, however, the amount may be reduced to reflect the results of a review of such appraisal in accordance with the Originator’s underwriting guidelines and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, the value of the Mortgaged Property is based solely upon clause (i) above.

Original Terms to Maturity of the Mortgage Loans(1)

Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date

Original Term (months)	Group 1	Group 2	Total	Group 1	Group 2	Total	Group 1	Group 2	Total
109 to 120	0	1	1	$0.00	$56,170.62	$56,170,.62	0.00%	0.01%	0.01%
169 to 180	618	964	1,582	23,963,936.90	74,469,008.62	98,432,945.52	8.60	11.42	10.58
229 to 240	10	2	12	424,692.38	171,488.99	596,181.37	0.15	0.03	0.06
349 to 360	1,374	1,979	3,353	254,144,262.11	577,228,710.87	831,372,972.98	91.24	88.54	89.35
Total:	2,002	2,946	4,948	$278,532,891.39	$651,925,379.10	$930,458,270.49	100.00%	100.00%	100.00%

(1)

As of the Cut-off Date, the weighted average original term to maturity was approximately 344 months for the Group 1 Mortgage Loans, approximately 339 months for the Group 2 Mortgage Loans and approximately 341 months for all the Mortgage Loans.

                                                                              Remaining Terms to Maturity of the Mortgage Loans(1)

Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date

Remaining Term (months)	Group 1	Group 2	Total	Group 1	Group 2	Total	Group 1	Group 2	Total
109 to 120	0	1	1	$0.00	$56,170.62	$56,170.62	0.00%	0.01%	0.01%
169 to 180	618	964	1,582	23,963,936.90	74,469,008.62	98,432,945.52	8.60	11.42	10.58
229 to 240	10	2	12	424,692.38	171,488.99	596,181.37	0.15	0.03	0.06
337 to 348	2	1	3	213,341.99	297,597.13	510,939.12	0.08	0.05	0.05
349 to 360	1,372	1,978	3,350	253,930,920.12	576,931,113.74	830,862,033.86	91.17	88.50	89.30
Total:	2,002	2,946	4,948	$278,532,891.39	$651,925,379.10	$930,458,270.49	100.00%	100.00%	100.00%

(1)

As of the Cut-off Date, the weighted average remaining term to maturity was approximately 338 months for the Group 1 Mortgage Loans, approximately 333 months for the Group 2 Mortgage Loans and approximately 335 months for all the Mortgage Loans.

                                                                             Property Types of the Mortgage Loans

Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date

Property Type	Group 1	Group 2	Total	Group 1	Group 2	Total	Group 1	Group 2	Total
Single Family	1,432	2,028	3,460	$191,809,210.11	$441,565,612.38	$633,374,822.49	68.86%	67.73%	68.07%
Planned Unit Development	269	478	747	38,242,442.40	109,078,277.87	147,320,720.27	13.73	16.73	15.83
Condominium	212	265	477	26,600,825.86	51,331,383.53	77,932,209.39	9.55	7.87	8.38
Two- to Four-Family	89	175	264	21,880,413.02	49,950,105.32	71,830,518.34	7.86	7.66	7.72
Total:	2,002	2,946	4,948	$278,532,891.39	$651,925,379.10	$930,458,270.49	100.00%	100.00%	100.00%

Credit Score for the Mortgage Loans(1)

Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date

Range of Credit Scores	Group 1	Group 2	Total	Group 1	Group 2	Total	Group 1	Group 2	Total
481 to 500	2	4	6	$186,018.85	$698,471.97	$884,490.82	0.07%	0.11%	0.10%
501 to 520	35	77	112	6,374,652.84	15,810,814.02	22,185,466.86	2.29	2.43	2.38
521 to 540	38	67	105	5,747,498.97	13,245,312.13	18,992,811.10	2.06	2.03	2.04
541 to 560	54	83	137	8,864,919.51	19,284,093.51	28,149,013.02	3.18	2.96	3.03
561 to 580	56	96	152	9,110,472.14	22,631,403.53	31,741,875.67	3.27	3.47	3.41
581 to 600	198	328	526	19,829,555.10	60,129,622.60	79,959,177.70	7.12	9.22	8.59
601 to 620	245	466	711	28,144,855.45	94,210,486.18	122,355,341.63	10.10	14.45	13.15
621 to 640	348	352	700	50,457,406.51	78,437,143.37	128,894,549.88	18.12	12.03	13.85
641 to 660	298	362	660	42,421,466.67	87,549,270.53	129,970,737.20	15.23	13.43	13.97
661 to 680	251	351	602	35,063,265.53	82,469,161.31	117,532,426.84	12.59	12.65	12.63
681 to 700	187	274	461	28,396,282.70	63,702,703.03	92,098,985.73	10.19	9.77	9.90
701 to 720	108	198	306	15,866,682.75	48,248,129.89	64,114,812.64	5.70	7.40	6.89
721 to 740	78	119	197	12,091,435.09	25,687,912.00	37,779,347.09	4.34	3.94	4.06
741 to 760	39	90	129	6,618,822.58	18,712,531.37	25,331,353.95	2.38	2.87	2.72
761 to 780	33	52	85	4,955,500.63	14,549,749.99	19,505,250.62	1.78	2.23	2.10
781 to 800	25	21	46	3,406,165.91	5,215,675.24	8,621,841.15	1.22	0.80	0.93
801 to 820	7	6	13	997,890.16	1,342,898.43	2,340,788.59	0.36	0.21	0.25
Total:	2,002	2,946	4,948	$278,532,891.39	$651,925,379.10	$930,458,270.49	100.00%	100.00%	100.00%

(1)

As of the Cut-off Date, the weighted average Credit Scores was approximately 647 for the Group 1 Mortgage Loans, approximately 646 for the Group 2 Mortgage Loans and approximately 647 for all the Mortgage Loans. “Credit Scores” are statistical credit scores obtained by many mortgage lenders in connection with the loan application to help assess a borrower’s credit-worthiness. Credit Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus. The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower’s probability of default. The Credit Score is based on a borrower’s historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores generally range from approximately 300 to approximately 850, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a Credit Score does not take into consideration the effect of mortgage loan characteristics on the probability of repayment by the borrower. The Credit Scores set forth in the table above were obtained at either the time of origination of the Mortgage Loan or more recently. The Depositor makes no representations or warranties as to the actual performance of any Mortgage Loan or that a particular Credit Score should be relied upon as a basis for an expectation that the borrower will repay the Mortgage Loan according to its terms.

Credit Grades for the Mortgage Loans

Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date

Credit Grade	Group 1	Group 2	Total	Group 1	Group 2	Total	Group 1	Group 2	Total
AA	1,013	1,490	2,503	$146,191,171.95	$347,340,814.14	$493,531,986.09	52.49%	53.28%	53.04%
A	573	820	1,393	76,389,888.14	170,796,951.00	247,186,839.14	27.43	26.20	26.57
A-	222	324	546	23,449,352.82	63,325,878.56	86,775,231.38	8.42	9.71	9.33
B+	92	134	226	15,853,768.31	33,471,236.10	49,325,004.41	5.69	5.13	5.30
B	91	164	255	14,742,714.52	34,134,138.08	48,876,852.60	5.29	5.24	5.25
C	11	14	25	1,905,995.65	2,856,361.22	4,762,356.87	0.68	0.44	0.51
Total:	2,002	2,946	4,948	$278,532,891.39	$651,925,379.10	$930,458,270.49	100.00%	100.00%	100.00%

Original Prepayment Charge Term for the Mortgage Loans(1)

Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date

Original Prepayment Charge Term (months)	Group 1	Group 2	Total	Group 1	Group 2	Total	Group 1	Group 2	Total
0	778	936	1,714	$99,020,675.29	$189,648,480.43	$288,669,155.72	35.55%	29.09%	31.02%
6	1	0	1	52,949.68	0.00	52,949.68	0.02	0.00	0.01
12	47	115	162	8,625,988.06	32,198,731.66	40,824,719.72	3.10	4.94	4.39
24	992	1,664	2,656	143,254,789.63	376,168,464.35	519,423,253.98	51.43	57.70	55.82
36	184	231	415	27,578,488.73	53,909,702.66	81,488,191.39	9.90	8.27	8.76
Total:	2,002	2,946	4,948	$278,532,891.39	$651,925,379.10	$930,458,270.49	100.00%	100.00%	100.00%

(1)

As of the Cut-off Date, the weighted average original prepayment charge term was approximately 25 months for the Group 1 Mortgage Loans with prepayment charges, approximately 25 months for the Group 2 Mortgage Loans with prepayment charges and approximately 25 months for all the Mortgage Loans with prepayment charges.

Occupancy Status of the Mortgage Loans(1)

Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date

Occupancy Status	Group 1	Group 2	Total	Group 1	Group 2	Total	Group 1	Group 2	Total
Owner Occupied	1,810	2,846	4,656	$249,393,321.80	$626,985,892.71	$876,379,214.51	89.54%	96.17%	94.19%
Second Home	105	52	157	14,747,723.20	12,985,318.79	27,733,041.99	5.29	1.99	2.98
Non-Owner Occupied	87	48	135	14,391,846.39	11,954,167.60	26,346,013.99	5.17	1.83	2.83
Total:	2,002	2,946	4,948	$278,532,891.39	$651,925,379.10	$930,458,270.49	100.00%	100.00%	100.00%

(1)	Based on a representation made by the borrower at the time of origination.

                                                                           Purpose of the Mortgage Loans

Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date

Purpose	Group 1	Group 2	Total	Group 1	Group 2	Total	Group 1	Group 2	Total
Purchase	943	2,046	2,989	$98,662,529.15	$404,435,670.03	$503,098,199.18	35.42%	62.04%	54.07%
Cash-Out Refinance	976	842	1,818	166,541,908.06	232,737,319.00	399,279,227.06	59.79	35.70	42.91
Rate-Term Refinance	83	58	141	13,328,454.18	14,752,390.07	28,080,844.25	4.79	2.26	3.02
Total:	2,002	2,946	4,948	$278,532,891.39	$651,925,379.10	$930,458,270.49	100.00%	100.00%	100.00%

                                                                          Product Type of the Mortgage Loans

Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date

Product Type	Group 1	Group 2	Total	Group 1	Group 2	Total	Group 1	Group 2	Total
10 Yr Fixed	0	1	1	$0.00	$56,170.62	$56,170.62	0.00%	0.01%	0.01%
15 Yr Fixed	22	34	56	1,965,339.79	3,817,509.78	5,782,849.57	0.71	0.59	0.62
15/30 Balloon	596	930	1,526	21,998,597.11	70,651,498.84	92,650,095.95	7.90	10.84	9.96
20 Yr Fixed	10	2	12	424,692.38	171,488.99	596,181.37	0.15	0.03	0.06
2/28 ARM	640	817	1,457	107,691,029.29	197,622,464.37	305,313,493.66	38.66	30.31	32.81
2/28 ARM With 10 Yr IO	13	18	31	2,597,848.74	5,297,489.90	7,895,338.64	0.93	0.81	0.85
2/28 ARM With 5 Yr IO	207	385	592	45,145,830.06	140,872,812.92	186,018,642.98	16.21	21.61	19.99
2/28 ARM 30/40 Balloon	209	407	616	44,104,406.33	135,291,326.22	179,395,732.55	15.83	20.75	19.28
30 Yr Fixed	159	170	329	25,561,267.66	39,531,107.44	65,092,375.10	9.18	6.06	7.00
30 Yr Fixed 30/40 Balloon	22	30	52	4,695,099.99	8,668,405.18	13,363,505.17	1.69	1.33	1.44
3/27 ARM	33	37	70	6,278,566.86	7,408,048.29	13,686,615.15	2.25	1.14	1.47
3/27 ARM With 10 Yr IO	0	1	1	0.00	660,000.00	660,000.00	0.00	0.10	0.07
3/27 ARM With 5 Yr IO	10	7	17	2,293,329.00	2,897,571.75	5,190,900.75	0.82	0.44	0.56
3/27 ARM 30/40 Balloon	9	8	17	1,738,400.10	2,057,768.74	3,796,168.84	0.62	0.32	0.41
5/25 ARM	29	26	55	4,522,291.22	9,064,307.03	13,586,598.25	1.62	1.39	1.46
5/25 ARM With 10 Yr IO	2	3	5	868,500.00	1,306,503.93	2,175,003.93	0.31	0.20	0.23
5/25 ARM With 5 Yr IO	31	58	89	6,832,456.05	22,578,885.67	29,411,341.72	2.45	3.46	3.16
5/25 ARM 30/40 Balloon	9	10	19	1,601,445.45	3,668,596.28	5,270,041.73	0.57	0.56	0.57
6 Month ARM	1	2	3	213,791.36	303,423.15	517,214.51	0.08	0.05	0.06
Total:	2,002	2,946	4,948	$278,532,891.39	$651,925,379.10	$930,458,270.49	100.00%	100.00%	100.00%

Lien Position of the Mortgage Loans

Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date

Lien	Group 1	Group 2	Total	Group 1	Group 2	Total	Group 1	Group 2	Total
First	1,392	2,004	3,396	$256,075,670.58	$580,554,510.44	$836,630,181.02	91.94%	89.05%	89.92%
Second	610	942	1,552	22,457,220.81	71,370,868.66	93,828,089.47	8.06	10.95	10.08
Total:	2,002	2,946	4,948	$278,532,891.39	$651,925,379.10	$930,458,270.49	100.00%	100.00%	100.00%

Geographic Distribution of the Mortgage Loans(1)

Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date

Location	Group 1	Group 2	Total	Group 1	Group 2	Total	Group 1	Group 2	Total
Alabama	1	0	1	$83,433.31	$0.00	$83,433.31	0.03%	0.00%	0.01%
Arizona	80	65	145	10,590,234.82	14,399,198.99	24,989,433.81	3.80	2.21	2.69
Arkansas	6	4	10	674,438.44	438,168.48	1,112,606.92	0.24	0.07	0.12
California	371	1,389	1,760	77,467,658.98	375,739,703.70	453,207,362.68	27.81	57.64	48.71
Colorado	24	12	36	2,864,148.94	1,711,880.00	4,576,028.94	1.03	0.26	0.49
Connecticut	32	26	58	4,386,676.71	6,051,943.37	10,438,620.08	1.57	0.93	1.12
Delaware	12	3	15	1,597,006.47	562,846.65	2,159,853.12	0.57	0.09	0.23
District of Columbia	12	17	29	1,875,679.01	3,536,323.97	5,412,002.98	0.67	0.54	0.58
Florida	153	121	274	15,999,245.26	19,605,184.76	35,604,430.02	5.74	3.01	3.83
Georgia	23	36	59	2,462,636.97	5,019,587.60	7,482,224.57	0.88	0.77	0.80
Idaho	18	20	38	1,221,234.57	2,204,309.46	3,425,544.03	0.44	0.34	0.37
Illinois	101	67	168	12,544,814.78	11,982,189.05	24,527,003.83	4.50	1.84	2.64
Indiana	17	3	20	1,731,915.73	538,306.54	2,270,222.27	0.62	0.08	0.24
Kansas	5	6	11	446,273.18	1,118,970.12	1,565,243.30	0.16	0.17	0.17
Kentucky	2	1	3	85,788.67	77,354.91	163,143.58	0.03	0.01	0.02
Louisiana	37	41	78	2,288,297.34	4,140,157.59	6,428,454.93	0.82	0.64	0.69
Maine	8	6	14	1,127,261.20	1,035,221.44	2,162,482.64	0.40	0.16	0.23
Maryland	122	89	211	17,599,706.28	19,830,305.32	37,430,011.60	6.32	3.04	4.02
Massachusetts	73	63	136	13,914,508.25	13,183,962.28	27,098,470.53	5.00	2.02	2.91
Michigan	19	12	31	1,548,601.16	2,172,666.41	3,721,267.57	0.56	0.33	0.40
Minnesota	4	5	9	491,640.79	813,594.06	1,305,234.85	0.18	0.12	0.14
Mississippi	26	14	40	1,896,488.23	1,266,361.09	3,162,849.32	0.68	0.19	0.34
Missouri	35	20	55	2,520,700.07	1,871,835.64	4,392,535.71	0.90	0.29	0.47
Montana	6	6	12	743,290.54	1,212,441.56	1,955,732.10	0.27	0.19	0.21
Nevada	57	83	140	8,723,770.29	17,445,723.11	26,169,493.40	3.13	2.68	2.81
New Hampshire	17	16	33	2,099,194.53	3,528,393.34	5,627,587.87	0.75	0.54	0.60
New Jersey	60	95	155	12,810,015.59	24,031,205.68	36,841,221.27	4.60	3.69	3.96
New Mexico	14	6	20	1,238,226.76	570,794.38	1,809,021.14	0.44	0.09	0.19
New York	82	172	254	15,684,046.33	41,892,618.26	57,576,664.59	5.63	6.43	6.19
North Carolina	36	28	64	2,968,966.57	3,383,283.05	6,352,249.62	1.07	0.52	0.68
North Dakota	1	1	2	102,083.17	76,676.48	178,759.65	0.04	0.01	0.02
Ohio	16	18	34	1,184,042.32	1,589,288.70	2,773,331.02	0.43	0.24	0.30
Oklahoma	10	13	23	781,014.13	1,460,132.09	2,241,146.22	0.28	0.22	0.24
Oregon	26	10	36	2,957,573.80	2,127,434.07	5,085,007.87	1.06	0.33	0.55
Pennsylvania	57	34	91	5,730,952.25	4,290,330.62	10,021,282.87	2.06	0.66	1.08
Rhode Island	7	12	19	1,522,741.37	1,940,722.87	3,463,464.24	0.55	0.30	0.37
South Carolina	7	5	12	785,126.69	399,657.24	1,184,783.93	0.28	0.06	0.13
South Dakota	0	1	1	0.00	87,765.66	87,765.66	0.00	0.01	0.01
Tennessee	29	20	49	2,283,030.52	1,825,438.60	4,108,469.12	0.82	0.28	0.44
Texas	147	219	366	10,818,623.10	23,643,331.28	34,461,954.38	3.88	3.63	3.70
Utah	3	4	7	329,271.82	609,167.97	938,439.79	0.12	0.09	0.10
Vermont	1	1	2	116,413.60	235,459.02	351,872.62	0.04	0.04	0.04
Virginia	93	97	190	13,483,877.87	20,831,085.21	34,314,963.08	4.84	3.20	3.69
Washington	121	71	192	15,935,476.26	11,986,359.48	27,921,835.74	5.72	1.84	3.00
West Virginia	2	3	5	184,118.82	250,686.72	434,805.54	0.07	0.04	0.05
Wisconsin	27	10	37	2,552,127.93	1,007,002.45	3,559,130.38	0.92	0.15	0.38
Wyoming	2	1	3	80,517.97	200,309.83	280,827.80	0.03	0.03	0.03
Total:	2,002	2,946	4,948	$278,532,891.39	$651,925,379.10	$930,458,270.49	100.00%	100.00%	100.00%

(1)

The greatest ZIP Code geographic concentration of the Mortgage Loans, by Principal Balance as of the Cut-off Date, was approximately 0.51% in the 20110 ZIP Code, located in Virginia, for the Group 1 Mortgage Loans, approximately 0.71% in the 94531 ZIP Code, located in California, for the Group 2 Mortgage Loans, and approximately 0.50% in the 94531 ZIP Code, located in California, for all of the Mortgage Loans.

Documentation Levels of the Mortgage Loans

Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date

Documentation Level	Group 1	Group 2	Total	Group 1	Group 2	Total	Group 1	Group 2	Total
Full Documentation	1,046	1,174	2,220	$133,945,159.52	$232,814,866.82	$366,760,026.34	48.09%	35.71%	39.42%
Stated Income/Verified Assets (Streamlined)	439	1,022	1,461	54,408,400.58	204,813,676.85	259,222,077.43	19.53	31.42	27.86
Stated Income Documentation	221	305	526	47,316,679.65	96,565,305.36	143,881,985.01	16.99	14.81	15.46
Limited Documentation	240	359	599	35,492,460.46	95,714,693.37	131,207,153.83	12.74	14.68	14.10
Lite Documentation	44	72	116	5,956,552.07	16,311,370.95	22,267,923.02	2.14	2.50	2.39
Full-Alternative Documentation	12	14	26	1,413,639.11	5,705,465.75	7,119,104.86	0.51	0.88	0.77
Total:	2,002	2,946	4,948	$278,532,891.39	$651,925,379.10	$930,458,270.49	100.00%	100.00%	100.00%

The following tables present certain statistical information relevant only to the Adjustable-Rate Mortgage Loans:

Maximum Mortgage Interest Rate of the Adjustable-Rate Mortgage Loans(1)

Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date

Range of Maximum Mortgage Interest Rates	Group 1	Group 2	Total	Group 1	Group 2	Total	Group 1	Group 2	Total
10.501% to 11.000%	0	2	2	$0.00	$1,196,440.87	$1,196,440.87	0.00%	0.23%	0.16%
11.001% to 11.500%	8	15	23	1,571,883.01	6,021,611.40	7,593,494.41	0.70	1.14	1.01
11.501% to 12.000%	39	63	102	9,469,424.78	24,023,918.52	33,493,343.30	4.23	4.54	4.45
12.001% to 12.500%	156	288	444	34,291,423.56	102,207,295.01	136,498,718.57	15.32	19.32	18.13
12.501% to 13.000%	244	363	607	48,515,284.26	117,364,549.78	165,879,834.04	21.67	22.18	22.03
13.001% to 13.500%	311	447	758	59,300,418.69	134,798,446.80	194,098,865.49	26.49	25.48	25.78
13.501% to 14.000%	162	260	422	28,931,254.49	66,146,837.22	95,078,091.71	12.92	12.50	12.63
14.001% to 14.500%	115	165	280	19,638,039.46	42,500,912.61	62,138,952.07	8.77	8.03	8.25
14.501% to 15.000%	83	97	180	13,019,187.56	20,977,407.50	33,996,595.06	5.82	3.97	4.52
15.001% to 15.500%	42	52	94	5,168,560.11	10,410,725.95	15,579,286.06	2.31	1.97	2.07
15.501% to 16.000%	18	13	31	2,246,623.37	1,501,226.90	3,747,850.27	1.00	0.28	0.50
16.001% to 16.500%	11	10	21	1,210,045.07	1,566,262.26	2,776,307.33	0.54	0.30	0.37
16.501% to 17.000%	3	2	5	472,800.42	210,086.44	682,886.86	0.21	0.04	0.09
17.001% to 17.500%	1	1	2	52,949.68	56,828.07	109,777.75	0.02	0.01	0.01
17.501% to 18.000%	0	1	1	0.00	46,648.92	46,648.92	0.00	0.01	0.01
Total:	1,193	1,779	2,972	$223,887,894.46	$529,029,198.25	$752,917,092.71	100.00%	100.00%	100.00%

(1)

As of the Cut-off Date, the weighted average Maximum Mortgage Interest Rate was approximately 13.312% for the Group 1 Adjustable-Rate Mortgage Loans, approximately 13.176% for the Group 2 Adjustable-Rate Mortgage Loans and approximately 13.216% for all of the Adjustable-Rate Mortgage Loans.

Minimum Mortgage Interest Rate of the Adjustable-Rate Mortgage Loans(1)

Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date

Range of Minimum Mortgage Interest Rates	Group 1	Group 2	Total	Group 1	Group 2	Total	Group 1	Group 2	Total
4.001% - 4.500%	0	2	2	$0.00	$1,196,440.87	$1,196,440.87	0.00%	0.23%	0.16%
4.501% - 5.000%	4	10	14	966,251.67	4,576,827.96	5,543,079.63	0.43	0.87	0.74
5.001% - 5.500%	40	62	102	9,628,283.14	23,503,918.52	33,132,201.66	4.30	4.44	4.40
5.501% - 6.000%	157	289	446	34,439,241.18	102,727,295.01	137,166,536.19	15.38	19.42	18.22
6.001% - 6.500%	243	364	607	48,205,109.65	117,748,549.78	165,953,659.43	21.53	22.26	22.04
6.501% - 7.000%	313	449	762	59,782,153.93	135,525,958.60	195,308,112.53	26.70	25.62	25.94
7.001% - 7.500%	163	264	427	29,058,649.22	67,018,653.82	96,077,303.04	12.98	12.67	12.76
7.501% - 8.000%	115	163	278	19,638,039.46	42,071,017.07	61,709,056.53	8.77	7.95	8.20
8.001% - 8.500%	83	100	183	13,019,187.56	21,268,416.31	34,287,603.87	5.82	4.02	4.55
8.501% - 9.000%	44	50	94	5,482,301.11	10,072,607.87	15,554,908.98	2.45	1.90	2.07
9.001% - 9.500%	16	12	28	1,932,882.37	1,435,583.72	3,368,466.09	0.86	0.27	0.45
9.501% - 10.000%	11	10	21	1,210,045.07	1,570,365.29	2,780,410.36	0.54	0.30	0.37
10.001% - 10.500%	3	2	5	472,800.42	210,086.44	682,886.86	0.21	0.04	0.09
10.501% - 11.000%	1	1	2	52,949.68	56,828.07	109,777.75	0.02	0.01	0.01
11.001% - 11.500%	0	1	1	0.00	46,648.92	46,648.92	0.00	0.01	0.01
Total:	1,193	1,779	2,972	$223,887,894.46	$529,029,198.25	$752,917,092.71	100.00%	100.00%	100.00%

(1)

As of the Cut-off Date, the weighted average Minimum Mortgage Interest Rate was approximately 6.816% for the Group 1 Adjustable-Rate Mortgage Loans, approximately 6.680% for the Group 2 Adjustable-Rate Mortgage Loans and approximately 6.721% for all of the Adjustable-Rate Mortgage Loans.

Initial Periodic Cap of the Adjustable-Rate Mortgage Loans(1)

Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date

Initial Periodic Cap	Group 1	Group 2	Total	Group 1	Group 2	Total	Group 1	Group 2	Total
1.000%	11	11	22	$2,248,255.02	$2,021,576.14	$4,269,831.16	1.00%	0.38%	0.57%
1.500%	54	95	149	8,753,665.48	26,605,999.06	35,359,664.54	3.91	5.03	4.70
3.000%	1,097	1,612	2,709	205,642,253.55	476,198,653.82	681,840,907.37	91.85	90.01	90.56
5.000%	31	61	92	7,243,720.41	24,202,969.23	31,446,689.64	3.24	4.57	4.18
Total:	1,193	1,779	2,972	$223,887,894.46	$529,029,198.25	$752,917,092.71	100.00%	100.00%	100.00%

(1)

As of the Cut-off Date, the weighted average Initial Periodic Cap was approximately 2.986% for the Group 1 Adjustable-Rate Mortgage Loans, approximately 3.008% for the Group 2 Adjustable-Rate Mortgage Loans and approximately 3.002% for all of the Adjustable-Rate Mortgage Loans.

Periodic Cap of the Adjustable-Rate Mortgage Loans(1)

Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date

Periodic Cap	Group 1	Group 2	Total	Group 1	Group 2	Total	Group 1	Group 2	Total
0.500%	1	0	1	$192,988.61	$0.00	$192,988.61	0.09%	0.00%	0.03%
1.000%	1,190	1,770	2,960	223,381,164.85	527,370,994.11	750,752,158.96	99.77	99.69	99.71
1.500%	0	2	2	0.00	472,653.23	472,653.23	0.00	0.09	0.06
2.000%	2	7	9	313,741.00	1,185,550.91	1,499,291.91	0.14	0.22	0.20
Total:	1,193	1,779	2,972	$223,887,894.46	$529,029,198.25	$752,917,092.71	100.00%	100.00%	100.00%

(1)

As of the Cut-off Date, the weighted average Periodic Cap was approximately 1.001% for the Group 1 Adjustable-Rate Mortgage Loans, approximately 1.003% for the Group 2 Adjustable-Rate Mortgage Loans and approximately 1.002% for all of the Adjustable-Rate Mortgage Loans.

Gross Margins of the Adjustable-Rate Mortgage Loans(1)

Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date

Range of Gross Margins	Group 1	Group 2	Total	Group 1	Group 2	Total	Group 1	Group 2	Total
3.001% - 3.500%	1	0	1	$99,935.14	$0.00	$99,935.14	0.04%	0.00%	0.01%
3.501% - 4.000%	0	1	1	0.00	520,000.00	520,000.00	0.00	0.10	0.07
4.001% - 4.500%	55	42	97	9,443,516.49	9,524,100.27	18,967,616.76	4.22	1.80	2.52
4.501% - 5.000%	13	19	32	2,503,892.72	5,984,971.54	8,488,864.26	1.12	1.13	1.13
5.001% - 5.500%	122	212	334	26,484,652.43	73,087,034.97	99,571,687.40	11.83	13.82	13.22
5.501% - 6.000%	206	393	599	41,071,545.77	127,117,667.32	168,189,213.09	18.34	24.03	22.34
6.001% - 6.500%	296	425	721	56,446,945.05	133,573,052.84	190,019,997.89	25.21	25.25	25.24
6.501% - 7.000%	209	369	578	39,278,672.26	104,432,860.31	143,711,532.57	17.54	19.74	19.09
7.001% - 7.500%	142	157	299	25,454,425.26	40,415,552.59	65,869,977.85	11.37	7.64	8.75
7.501% - 8.000%	121	132	253	19,171,838.94	29,459,280.14	48,631,119.08	8.56	5.57	6.46
8.001% - 8.500%	13	22	35	1,957,777.17	4,172,049.07	6,129,826.24	0.87	0.79	0.81
8.501% - 9.000%	12	7	19	1,576,442.22	742,629.20	2,319,071.42	0.70	0.14	0.31
9.001% - 9.500%	3	0	3	398,251.01	0.00	398,251.01	0.18	0.00	0.05
Total:	1,193	1,779	2,972	$223,887,894.46	$529,029,198.25	$752,917,092.71	100.00%	100.00%	100.00%

(1)

As of the Cut-off Date, the weighted average Gross Margin was approximately 6.378% for the Group 1 Adjustable-Rate Mortgage Loans, approximately 6.284% for the Group 2 Adjustable-Rate Mortgage Loans and approximately 6.312% for all of the Adjustable-Rate Mortgage Loans.

Next Adjustment Date for the Adjustable-Rate Mortgage Loans(1)

Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date

Month of Next Mortgage Interest Rate Change	Group 1	Group 2	Total	Group 1	Group 2	Total	Group 1	Group 2	Total
May 1, 2006	0	1	1	$0.00	$123,351.93	$123,351.93	0.00%	0.02%	0.02%
June 1, 2006	1	1	2	213,791.36	180,071.22	393,862.58	0.10	0.03	0.05
November 1, 2006	1	0	1	98,186.40	0.00	98,186.40	0.04	0.00	0.01
December 1, 2006	1	0	1	115,155.59	0.00	115,155.59	0.05	0.00	0.02
January 1, 2007	1	1	2	235,783.07	239,855.53	475,638.60	0.11	0.05	0.06
February 1, 2007	0	1	1	0.00	65,643.18	65,643.18	0.00	0.01	0.01
March 1, 2007	2	4	6	637,036.06	636,580.67	1,273,616.73	0.28	0.12	0.17
April 1, 2007	37	54	91	7,278,713.67	15,790,823.37	23,069,537.04	3.25	2.98	3.06
May 1, 2007	273	379	652	46,535,236.70	113,194,357.76	159,729,594.46	20.79	21.40	21.21
June 1, 2007	754	1,187	1,941	144,639,002.93	348,929,273.56	493,568,276.49	64.60	65.96	65.55
July 1, 2007	0	1	1	0.00	227,559.34	227,559.34	0.00	0.04	0.03
January 1, 2008	0	1	1	0.00	161,037.36	161,037.36	0.00	0.03	0.02
February 1, 2008	0	1	1	0.00	178,370.24	178,370.24	0.00	0.03	0.02
April 1, 2008	0	2	2	0.00	454,427.53	454,427.53	0.00	0.09	0.06
May 1, 2008	16	10	26	2,956,399.57	2,055,213.35	5,011,612.92	1.32	0.39	0.67
June 1, 2008	35	39	74	7,211,061.61	10,174,340.30	17,385,401.91	3.22	1.92	2.31
July 1, 2008	1	0	1	142,834.78	0.00	142,834.78	0.06	0.00	0.02
April 1, 2010	0	1	1	0.00	217,413.67	217,413.67	0.00	0.04	0.03
May 1, 2010	20	18	38	3,384,430.24	6,716,332.06	10,100,762.30	1.51	1.27	1.34
June 1, 2010	51	78	129	10,440,262.48	29,684,547.18	40,124,809.66	4.66	5.61	5.33
Total:	1,193	1,779	2,972	$223,887,894.46	$529,029,198.25	$752,917,092.71	100.00%	100.00%	100.00%

(1)             As of the Cut-off Date, the weighted average number of months until the next Adjustment Date was approximately 20 months for the Group 1 Adjustable-Rate Mortgage Loans, approximately 20 months for the Group 2 Adjustable-Rate Mortgage Loans and approximately 20 months for all of the Adjustable-Rate Mortgage Loans.